CERTIFICATION
Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Arrow-Magnolia International, Inc. ("Arrow"), that, to his knowledge, the Annual Report of Arrow on Form 10-KSB for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Arrow.


Date:  March 31, 2003                   By:  /s/ Mark Kenner
                                             ---------------------------------
                                             Mark Kenner, Chairman and Chief
                                                  Executive Officer



Date:  March 31, 2003	                By:  /s/ Fred Kenner
                                             -----------------------------------
                                             Fred Kenner, President and
                                                  Chief Financial Officer